FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   November 13, 2002

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01-11779 (Commission File Number)	75-2548221 (IRS Employer Identification No.)

5400 Legacy Drive

Plano, Texas 75024-3105

(Address of Principal Executive Offices,

Including Zip Code)

Registrant's telephone number, including area code:  (972) 604-6000

Item 7.   Financial Statements and Exhibits

 (c)          The following exhibits are furnished herewith

99.1        Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2        Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.   Regulation FD Disclosure

                Electronic Data Systems Corporation, a Delaware corporation, is furnishing as Exhibits 99.1 and 99.2 the Certifications of its Chief Executive Officer and Chief Financial Officer, respectively, regarding facts and circumstances relating to Exchange Act filings pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    ELECTRONIC DATA SYSTEMS
                    CORPORATION

November 13, 2002                                                                                                            By:     /s/ D. Gilbert Friedlander
                                                                                                                                                     D. Gilbert Friedlander, Senior Vice
                                                                                                                                                     President, General Counsel and Secretary

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